EXHIBIT 99.1

Media contact: Casey Winger | 205-970-5912
casey.winger@encompasshealth.com

Investor Relations contact: Mark Miller | 205-970-5860
mark.miller@encompasshealth.com

Encompass Health Corporation Announces Consent Solicitation

BIRMINGHAM, Ala., December 9, 2021 — Encompass Health Corporation (“Encompass Health” or the “Company”) (NYSE: EHC), a national leader in integrated healthcare, offering facility-based and home-based patient care through its network of inpatient rehabilitation hospitals and home health and hospice agencies, today announced that it is soliciting consents (the “Consent Solicitation”) from the holders of its 5.75% Senior Notes due 2025, 4.500% Senior Notes due 2028, 4.750% Senior Notes due 2030 and 4.625% Senior Notes due 2031 (collectively, the “Notes”) commencing on December 9, 2021 (the “Holders”) for the adoption of certain proposed amendments as set forth below (the “Proposed Amendments”) to the indenture governing the Notes, as supplemented (the “Indenture”).

As previously announced, and as part of its ongoing review of strategic alternatives for its home health and hospice business (the “HH&H Business”), Encompass Health currently expects to separate the HH&H Business (the “Separation”), and is targeting such a transaction in the first half of 2022. Encompass Health is pursuing the Consent Solicitation to provide the Company with greater flexibility in effecting the Separation. It cannot be assured that Encompass Health will consummate the Separation at all, regardless of whether the required consents are received.

The Proposed Amendments seek to amend the Indenture to expressly permit Encompass Health to consummate a potential spin-off or other distribution of at least 80.1% of the capital stock of the HH&H Business to Encompass Health’s stockholders, in each case which distribution has not been preceded by an IPO or other public listing of the capital stock of the HH&H Business (the “Spin-Off”), so long as its consolidated net leverage is not more than 3.5 to 1.0 on a pro forma basis after giving effect to the Spin-Off and subject to the other terms and conditions described in Encompass Health’s Consent Solicitation Statement dated December 9, 2021 (the “Statement”). Encompass Health can, however, complete the Separation and comply with the Indenture without receiving the Required Consents (as defined below).

The Consent Solicitation will expire at 5:00 p.m., New York City Time, on December 15, 2021, unless extended or earlier terminated by Encompass Health in its sole discretion (such date and time, as the same may be extended, the “Expiration Date”).

If the Holders of a majority in aggregate principal amount outstanding of each series of the Notes (the “Required Consents”) validly deliver consents to the Proposed Amendments on or prior to the Expiration Date and do not validly revoke such consents prior to the Revocation Deadline (as defined below), it is expected that the Company, the guarantors party to the Indenture and the indenture trustee will execute one or more supplemental indentures (the “Supplemental Indenture”) effecting the Proposed Amendments (such time of execution, the “Consent Effective Time”). The Supplemental Indenture will be effective immediately upon execution thereof as to all

Holders at the Consent Effective Time, whether or not a Holder validly delivered a consent. The earlier to occur of the Consent Effective Time and the Expiration Date is referred to herein as the “Revocation Deadline.”

Subject to the terms and conditions set forth in the Statement, Holders who validly deliver (and do not validly revoke) consents to the Proposed Amendments in the manner described in the Statement will be eligible to receive an aggregate cash payment (the “Consent Payment”) of $2.50 per $1,000 principal amount of 2025 Notes, $5.00 per $1,000 principal amount of 2028 Notes, $5.00 per $1,000 principal amount of 2030 Notes, and $5.00 per $1,000 principal amount of 2031 Notes. If the Required Consents with respect to a series of Notes are not delivered, no Holder of such series of Notes will be eligible to receive the Consent Payment, including Holders who have validly delivered their consent. Holders of Notes for which no consent is delivered will not receive the Consent Payment, even though the Proposed Amendments, once effective, will bind all Holders of such series of Notes and their transferees. The Consent Payment is subject to customary conditions and will only be payable upon and subject to the occurrence of, among other things, the receipt of the Required Consents, in each case in accordance with the terms and conditions set forth in the Statement. Encompass Health does not intend to make the Consent Payment unless it intends to consummate the Spin-Off, and the Proposed Amendments will not become operative unless Encompass Health makes the Consent Payment. If Encompass Health does not consummate the Spin-Off prior to December 9, 2022, the Proposed Amendments will not become operative and Encompass Health will not make the Consent Payment.

Encompass Health reserves the right to modify the Statement and the terms and conditions of the Consent Solicitation or to terminate the Consent Solicitation at any time.

Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC are the solicitation agents in the Consent Solicitation and Global Bondholder Services Corporation has been retained to serve as the information, tabulation and paying agent. Persons with questions regarding the Consent Solicitation should contact Citigroup Global Markets Inc. at (toll free) +1 (800) 558-3745 or (collect) +1 (212) 723-6106 or by e-mail at ny.liabilitymanagement@citi.com and Goldman Sachs & Co. LLC at (toll free) +1 (800) 828-3182 or (collect) +1 (212) 902-5962 or by e-mail at GS-LM-NYC@gs.com. Requests for the Statement should be directed to Global Bondholder Services Corporation, at (toll free) +1 (866) 470-3700, (banks and brokers) +1 (212) 430-3774, by facsimile (for Eligible Institutions only) at +1 (212) 430-3775/3779 or by email to contact@gbsc-usa.com.

None of the Company, the solicitation agents, the information and tabulation and the indenture trustee or any of their respective affiliates is making any recommendation as to whether Holders of the Notes should deliver consents in response to the Consent Solicitation. Holders must make their own decisions as to whether to deliver consents.

This press release is for informational purposes only and is neither an offer to sell nor a solicitation of an offer to buy any security. This announcement is also not a solicitation of consents with respect to the Proposed Amendments or otherwise. The Consent Solicitation is being made solely through the Statement referred to above and related materials. The Consent Solicitation is not being made to Holders of Notes in any jurisdiction in which the Company is aware that the making of the Consent Solicitation would not be in compliance with the laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Consent Solicitation to be made by a licensed broker or dealer, the Consent Solicitation will be deemed to be made on the Company’s behalf by the solicitation agents or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction. Neither the Statement nor any documents related to the Consent Solicitation have been filed with, and have not been approved or reviewed by, any federal or state securities commission or regulatory authority of any country. No authority has passed upon the accuracy or adequacy of the Statement or any documents related to the Consent Solicitation, and it is unlawful and may be a criminal offense to make any representation to the contrary.

About Encompass Health
As a national leader in integrated healthcare services, Encompass Health (NYSE: EHC) offers both facility based and home based patient care through its network of inpatient rehabilitation hospitals, home health agencies and hospice agencies. With a national footprint that includes 145 hospitals, 249 home health locations, and 95 hospice locations in 42 states and Puerto Rico, the Company provides high quality, cost-effective integrated healthcare. Encompass Health is ranked as one of Fortune's 100 Best Companies to Work For. For more information, visit encompasshealth.com, or follow us on our newsroom, Twitter, Instagram and Facebook.

Forward-Looking Statements
Statements contained in this press release which are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, Encompass Health, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. All such estimates, projections, and forward-looking information speak only as of the date hereof, and Encompass Health undertakes no duty to publicly update or revise such forward-looking information, whether as a result of new information, future events, or otherwise. Such forward-looking statements are necessarily estimates based upon current information, and involve a number of risks and uncertainties about Encompass Health’s business plans and strategies, and actual events or results may differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those factors which may be identified from time to time in Encompass Health’s SEC filings and other public announcements, including Encompass Health’s current reports on Form 8-K, quarterly reports on Form 10-Q and its latest annual report on Form 10-K for the year ended December 31, 2020. No assurance can be given that the transactions described herein will be consummated or as to the ultimate terms of any such transactions.